SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF NATIONAL CINEMEDIA, LLC

This Seventh Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement (this “Amendment”) of National CineMedia, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of September 18, 2026, by and among each of the parties hereto and amends the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC, dated as of February 13, 2007 (the “Third Amended Agreement”), as amended by the First Amendment to the Third Amended Agreement, dated as of March 16, 2009 (the “First Amendment”), the Second Amendment to the Third Amended Agreement, dated as of August 6, 2010 (the “Second Amendment”), the Third Amendment to the Third Amended Agreement, dated as of September 3, 2013 (the “Third Amendment”), the Fourth Amendment to the Third Amended Agreement, dated as of January 23, 2019 (the “Fourth Amendment”), the Fifth Amendment to the Third Amended Agreement, dated as of August 7, 2023 (the “Fifth Amendment”), and the Sixth Amendment to the Third Amended Agreement, dated March 18, 2024 (together with the Third Amended Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, the “LLC Agreement”).

RECITALS

WHEREAS, NCMI II, LLC, a Delaware limited liability company (“NCMI II”), and NCM Holdings, LLC, a Delaware limited liability company (“NCM Holdings”) are the current members of the Company, and National CineMedia, Inc., a Delaware corporation (“NCM Inc.”), is the current manager of the Company.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Section 3.4(h) of the LLC Agreement shall be amended and restated in its entirety as follows:

(h) Uncertificated Units; Transfer. Common Units shall be uncertificated and shall not be represented by certificates unless otherwise determined by the Manager. The Company shall record the number of Common Units held by each Member in the books and records of the Company. Upon any Transfer permitted under this Agreement, the Company shall record such Transfer in the books and records of the Company and shall update Schedule A to reflect the number of Common Units held by the transferee and by the Transferring Member following such Transfer. No Transfer of Common Units shall be valid as against the Company except upon delivery to the Company of an assignment or other instrument of Transfer executed by the Transferring Member and the permitted transferee, subject to any restrictions and conditions on Transfer contained in this Agreement.

2.
Section 4.1 of the LLC Agreement shall be amended and restated in its entirety as follows:

“4.1 Manager. The Company shall be managed by one manager (the “Manager”) that shall be NCM Inc. NCM Inc. may not be removed as a Manager except as provided in

Section 4.7. Any Manager that is properly removed pursuant to Section 4.7 shall be replaced in the manner provided in Section 4.8. Except to the extent deemed appropriate by NCM Inc. in connection with its status under the Investment Company Act of 1940, so long as NCM Inc. is the Manager, NCM Inc. shall not, directly or indirectly, enter into or conduct any business other than (i) in connection with the ownership, acquisition or disposition of Units as a Member, (ii) the management of the business of the Company as provided herein, (iii) the management of other businesses owned directly or indirectly by NCM Inc. or the Company, (iv) NCM Inc.’s operation as a public reporting company with a class of securities registered under the Exchange Act, and (v) such other activities that are incidental to the foregoing.

3.
This Amendment is effective as of September 18, 2026.
4.
No Other Changes. Except as expressly modified hereby, all terms, conditions and provisions of the LLC Agreement shall continue in full force and effect. This Amendment shall be deemed to be and be construed as part of the LLC Agreement, and the LLC Agreement shall be deemed to be and be construed as part of this Amendment; provided, however, that in the event of any inconsistency or conflict between the LLC Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
5.
Counterparts. This Amendment may be executed in one or more counterparts and by different parties on separate counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. The parties agree that this Amendment shall be legally binding upon each party’s electronic transmission, including by facsimile or email, of a signed signature page hereof to the other party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be executed on its behalf as of the date first written above.

NATIONAL CINEMEDIA, INC.

By:

Name: Ronnie Ng

Title: Chief Financial Officer

NCMI II, LLC

By its sole member, National CineMedia, Inc. By:

Name: Ronnie Ng

Title: Chief Financial Officer

NCM Holdings, LLC

By its sole member, NCM Parent, LLC

By its sole member, National CineMedia, Inc.

By:

Name: Ronnie Ng

Title: Chief Financial Officer

NATIONAL CINEMEDIA, LLC

By its manager, National CineMedia, Inc. By:

Name: Tom Lesinski

Title: Chief Executive Officer